ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
18.	ACCUMULATED OTHER COMPREHENSIVE LOSS

The following table contains information about the AOCI of the company at December 31, net of taxes:

	2011	2010

Unrecognized pension and other post-retirement benefit costs	$(89.6)	$(46.4)
Unrecognized gains on cash flow revenue hedges	–	1.0
Foreign currency translation adjustments, net of related hedging activities [1]	0.7	(0.2)
Unrecognized loss on interest rate hedges	(0.5)	(0.5)
	$(89.4)	$(46.1)

1	The accumulated net adjustment is comprised of non-taxable translation gain of $2.3 million (2010 – $2.6 million loss) and a net revaluation of long-term debt designated as a net investment hedge of $1.6 million loss (2010 – $2.4 million gain), net of tax of $nil million (2010 – $0.6 million expense). Effective October 1, 2011, the company no longer designates the net revaluation of long-term debt as a net investment hedge.